UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMPLIFY ENERGY CORP.
(Exact name of registrant as specified in its charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Your **Vote** Counts!

AMPLIFY ENERGY CORP.

2022 Annual Meeting

Vote by June 15, 2022

11:59 PM ET

You invested in AMPLIFY ENERGY CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 16, 2022.**

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 02, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 16, 2022

9:00 AM CST

VSM

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

AMPLIFY ENERGY CORP.
2022 Annual Meeting
Vote by June 15, 2022
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Deborah G. Adams	For
1b.	Patrice Douglas	For
1c.	Eric T. Greager	For
1d.	Christopher W. Hamm	For
1e.	Randal T. Klein	For
1f.	Todd R. Snyder	For
1g.	Martyn Willsher	For
2.	Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor.	For
3.	To approve, by a non-binding vote, the compensation of our named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.